UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004

OGLEBAY NORTON COMPANY

(Exact name of registrant as specified in its charter)

OHIO	000-32665	34-1888342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

North Point Tower 1001 Lakeside Avenue, 15th Floor Cleveland, OH	44114-1151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 861-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Pursuant to the Commitment Agreement, dated as of February 23, 2004, as amended June 29, 2004 (and as further amended on November 15, 2004 as described below, the “Commitment Agreement”), by and among Oglebay Norton Company (the “Company”), certain holders of the Company’s 10% Senior Subordinated Notes due 2009 (the “Senior Subordinated Notes”), and certain third party accredited investors (collectively, the “Subscribers”), each of the holders of the Senior Subordinated Notes party thereto agreed severally to subscribe for and purchase that number of shares of Series A Convertible Preferred Stock, par value $0.01 per share (“Convertible Preferred Stock”), of the Company following its emergence from chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) pursuant to the Plan (as defined below) (“Reorganized Oglebay”) equal to such holder’s pro rata share of the total of 8,000,000 shares of Convertible Preferred Stock based on such holder’s respective beneficial ownership of the total of $100 million principal amount of outstanding Senior Subordinated Notes (the “Basic Commitment Amount”). In addition, certain of such holders of the Senior Subordinated Notes and certain third party accredited investors severally agreed to purchase specified amounts of shares of Convertible Preferred Stock that are not subscribed for in the rights offering (the “Rights Offering”) to holders of Senior Subordinated Notes not parties to the Commitment Agreement (the “Unsubscribed Convertible Preferred Stock”) plus an additional 500,000 shares of Convertible Preferred Stock having an aggregate purchase price determined as follows: (1) in the case of each such holder of the Senior Subordinated Notes, the difference between such holder’s commitment amount as set forth in the Commitment Agreement (the “Commitment Amount”) and such holder’s Basic Commitment Amount, and (2) in the case of each such third party accredited investor, the investor’s commitment amount set forth in the Commitment Agreement (in each case, the “Standby Commitment Amount”). If the aggregate purchase price of the Unsubscribed Convertible Preferred Stock is less than the aggregate Standby Commitment Amounts, the Unsubscribed Convertible Preferred Stock will be allocated to such holders of the Senior Subordinated Notes and such third party accredited investors pro rata based on the amounts of their respective Standby Commitment Amounts.

In consideration for the commitments, each Subscriber that is (1) a holder of the Senior Subordinated Notes will be entitled to receive a fee, payable in cash on the effective date of the Company’s second amended joint plan of reorganization filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on July 30, 2004, as modified and amended pursuant to Plan modifications (the “Plan”), equal to: 2% of its Basic Commitment Amount and 5% of its Standby Commitment Amount, or (2) a third party accredited investor will be entitled to receive a fee, payable in cash on the effective date of the Plan, equal to 5% of its Standby Commitment Amount; provided, however, that the fee of certain third party accredited investors will be 2% as indicated in the Commitment Agreement.

Copies of the original Commitment Agreement, dated as of February 23, 2004, and Amendment No. 1 to the Commitment Agreement, dated as of June 29, 2004, are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

On November 15, 2004, the Company and the Subscribers further amended the Commitment Agreement (“Amendment No. 2”) to, among other things, (1) accurately reflect in the Commitment Agreement the treatment of certain classes and interests contained in the Plan, (2) amend and restate the terms of the Rights Offering and the conditions precedent to the obligation of the Subscribers to perform under the Commitment Agreement, (3) amend the Company’s obligations with respect to the exit financing contemplated by the commitment letter with Silver Point Finance, LLC (“Silver Point”), (4) include the agreement of the Subscribers to support confirmation and consummation of the Plan, (5) change the date on which the non-completion of the restructuring transactions necessary or appropriate to restructure the Company’s businesses or simplify the Company’s corporate structure will become a termination event from October 15, 2004 to December 15, 2004, (6) change the date prior to which the registration statement on Form S-1 (Registration No. 333-115513) (the “Registration Statement”) relating to the Rights Offering will be declared effective from September 23, 2004 to November 15, 2004, (7) acknowledge the discussions and negotiations that had taken place with a consortium of certain potential buyers (the “Consortium”), and (8) amend and restate on Schedule 1 attached to Amendment No. 2 the respective beneficial ownership of Senior Subordinated Notes, Commitment Amounts and commitment fees of each of the Subscribers. Some of these amendments are more fully discussed below.

Pursuant to the terms of the original Commitment Agreement, the Company agreed that, without the prior written consent of the Subscribers representing two-thirds of the amount of the aggregate commitments under the Commitment Agreement (the “Requisite Subscribers”), the Company could not solicit or initiate any inquiries or proposals regarding, or participate in negotiations or discussions concerning, any plan, proposal or offer of reorganization, restructuring or alternative financing other than the Plan or the restructuring terms contemplated in the Commitment Agreement (an “alternative proposal”). Nothing in this provision prevents the Company, its affiliates or their respective officers and directors from taking any action in connection with an alternative proposal to the extent required to comply with its fiduciary obligations as set forth in the Commitment Agreement or the Bankruptcy Code. Amendment No. 2 reflects that the furnishing of information to the Consortium and the participation by the Company, at the request or with the prior consent of the creditors’ committee, in discussions or negotiations with the Consortium with respect to any alternative proposal made by the Consortium, does not constitute a breach of this non-solicitation provision.

Pursuant to the terms of the original Commitment Agreement, the obligation of the Subscribers to perform their obligations under the Commitment Agreement is subject to certain conditions that may be waived or eliminated in the future. These conditions can be waived only by the Requisite Subscribers. As stated above, pursuant to the adoption of Amendment No. 2, these conditions were amended and restated to include, among others, the following:

•	Reorganized Oglebay will have entered into a financing credit facility as of the effective date of the Plan (the “Confirmation Facility”) consistent in all material respects with the Plan;

•	the Plan, containing terms and conditions consistent in all material respects with the Plan, will have been confirmed by the Bankruptcy Court pursuant to the confirmation order that is consistent in all material respects with the Plan, contains a finding of “good faith” with respect to participation in the Plan of each holder of the Senior Subordinated Notes party to the Commitment Agreement, and does not modify in any respect the recoveries or the treatment provided by the Plan for allowed Senior Subordinated Note claims or establish or permit any claim or encumbrance on any such recoveries (except as contemplated by the Plan or the related disclosure statement (as modified by the Plan modifications filed with the Bankruptcy Court)), and will be a final order.

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•	the Plan will be consummated on terms consistent in all material respects with the Plan and the related disclosure statement (as modified by the Plan modifications filed with the Bankruptcy Court);

•	the Registration Statement relating to the Rights Offering will have become effective and the issuance of Convertible Preferred Stock issuable pursuant to the Rights Offering, and the shares of common stock, $0.01 par value per share, of Reorganized Oglebay (“Reorganized Common Stock”) issuable upon conversion of those shares, will have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Rights Offering will have expired;

•	a registration statement (the “Resale Registration Statement”) relating to the resale of Convertible Preferred Stock issuable pursuant to the Commitment Agreement and the shares of Reorganized Common Stock issuable upon conversion of those shares to be filed by the Company will have been amended to reflect the results of the Rights Offering and disclose the respective number of shares of Convertible Preferred Stock being registered for resale on behalf of each Subscriber;

•	Reorganized Oglebay will have executed and delivered to the Subscribers a registration rights agreement substantially in the form attached to the Commitment Agreement; and

•	the issuance of the shares of Reorganized Common Stock to the holders of allowed Senior Subordinated Note claims in respect of the cancellation thereof in accordance with the Plan and the related disclosure statement (as modified by the Plan modifications filed with the Bankruptcy Court) will be exempt from the registration requirements of the Securities Act by virtue of Section 1145 of the Bankruptcy Code.

Pursuant to the terms of the original Commitment Agreement, the Commitment Agreement can be terminated by the Requisite Subscribers under certain circumstances. As a result of the adoption of Amendment No. 2, these termination events currently include:

•	the Company materially breaches the Commitment Agreement;

•	satisfaction of the conditions precedent to be complied with by the Company under the Commitment Agreement does not occur;

•	(1) a default or an event of default occurs under the Company’s $305 million debtor-in-possession financing facility consummated on July 15, 2004 (the “Second DIP Facility”) or the Confirmation Facility or (2) the commitment letter with Silver Point, the Second DIP Facility or the Confirmation Facility is otherwise terminated;

•	the Company or its affiliates or their respective officers, directors, employees, representatives or agents seek, solicit, encourage or initiate (including, except under limited circumstances, by way of furnishing information) any inquiries or proposals regarding, or participate in negotiations or discussions concerning, any alternative proposal (except in certain circumstances set forth in the Commitment Agreement);

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•	the Company enters into a definitive agreement with respect to an alternative proposal without the prior written consent, in their sole discretion, of the Requisite Subscribers; and

•	the restructuring transactions necessary or appropriate to restructure the Company’s businesses or simplify the Company’s corporate structure are not completed by December 15, 2004.

The termination event which dealt with the Company’s ability to seek the assumption of the Interest Purchase Agreement among the Company, Johnson Mining Inc., The Cary Mining Company, Inc., Michigan Minerals Associates, Inc. and Michigan Limestone Operations Limited Partnership, dated as of April 14, 2000, through the Plan or by assumption motion, without the prior written consent of the Requisite Subscribers, was deleted in its entirety.

As stated above, Amendment No. 2 also includes an exhibit containing a form of a registration rights agreement which the Company agreed it would execute and deliver to the Subscribers in connection with the effective date of the Plan. The terms of the registration rights agreement contemplate that the Subscribers will be granted a demand registration right to enable them to resell, pursuant to the Resale Registration Statement, their shares of Convertible Preferred Stock purchased pursuant to the Commitment Agreement, and the shares of Reorganized Common Stock issuable upon conversion of Convertible Preferred Stock. Reorganized Oglebay will be required to keep the Resale Registration Statement effective until the earliest of (1) two years after the effective date of the Resale Registration Statement, (2) the date when all of the shares covered by the Resale Registration Statement have been sold pursuant to the Resale Registration Statement and (3) the date on which the shares covered by the Resale Registration Statement may be resold by such holders pursuant to Rule 144(k) of the Securities Act. The registration right is subject to various customary conditions, which will be set forth in the registration rights agreement. Reorganized Oglebay will pay all fees and expenses related to the registration of such shares pursuant to the Resale Registration Statement.

The foregoing summary of the amendments adopted pursuant to Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2 which is attached to this Form 8-K as Exhibit 10.3 and incorporated herein by reference.

In order to implement the Plan as currently contemplated, Oglebay and the Subscribers anticipate that they will enter into a further amendment to the Commitment Agreement to change the dates on which (1) the non-completion of the restructuring transactions necessary or appropriate to restructure the Company’s businesses or simplify the Company’s corporate structure contemplated in the Commitment Agreement will become a termination event from December 15, 2004 to January 15, 2005, and (2) the Registration Statement shall be declared effective by the Securities and Exchange Commission from November 15, 2004 to December 15, 2004.

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Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Commitment Agreement, dated as of February 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors (incorporated herein by reference to Exhibit 10.57 to the Company’s Registration Statement on Form S-1 (Commission No. 333-115513) filed on May 14, 2004).

10.2	Amendment No. 1 to Commitment Agreement, dated as of June 29, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.3	Amendment No. 2 to Commitment Agreement, dated as of November 15, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

By:	/s/ Rochelle F. Walk
Name:	Rochelle F. Walk
Title:	Vice President, General Counsel and Secretary

Date: November 18, 2004

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Commitment Agreement, dated as of February 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors (incorporated herein by reference to Exhibit 10.57 to the Company’s Registration Statement on Form S-1 (Commission No. 333-115513) filed on May 14, 2004).

10.2	Amendment No. 1 to Commitment Agreement, dated as of June 29, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.3	Amendment No. 2 to Commitment Agreement, dated as of November 15, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

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